                                                                      EXHIBIT 14

                         KSM FINANCIAL INSTRUMENTS LTD.

                                KSM MADADIM LTD.

                       KSM SAL CERTIFICATES HOLDINTS LTD.

                           KSM FINANCIAL PRODUCTS LTD.

                   (EACH SHALL BE REFERRED TO AS THE COMPANY)
--------------------------------------------------------------------------------

To: Whom it may concern

                                                               November 26, 2009

Dear Sir/Madam,

                           Re: AUTHORIZED SIGNATORIES

As the legal counsel of the Company, I hereby confirm that according to a resolution of the Company's Board of Directors, the Company's authorized signatories as of even date, are as follows:

                     GROUP B                                          GROUP A
----------------------------------------------- --------------------------------------------------
          NAME                       ID                    NAME                        ID
-----------------------   --------------------- -----------------------     ----------------------
***                       ***                   ***                         ***
-----------------------   --------------------- -----------------------     ----------------------
***                       ***                   ***                         ***
-----------------------   --------------------- -----------------------     ----------------------
Nagar, Boaz               ***                   ***                         ***
-----------------------   --------------------- -----------------------     ----------------------
***                       ***                   ***                         ***
-----------------------   --------------------- -----------------------     ----------------------
                                                David Baruch                ***
-----------------------   --------------------- -----------------------     ----------------------

-----------------------   --------------------- -----------------------     ----------------------

-----------------------   --------------------- -----------------------     ----------------------

Two of the above signatures, one of Group A member and the other of Group B member, alongside the Company's printed name or seal, will bind the Company in any matter.

                                                         Respectfully,

                                                         /s/ Arbel Zamir
                                                         ---------------
                                                         Arbel Zamir, Adv.